April 26, 2006 Florida East Coast Industries, Inc. First Quarter 2006 Earnings Review April 27, 2006 Exhibit 99.1

Florida East Coast
RAILWAY

FLAGLER
DEVELOPMENT COMPANY

Florida East Coast
INDUSTRIES

| 2
Florida East Coast Industries
A Florida Railroad and Real Estate Company
• Regional freight railroad that
operates 351 miles of main
line track with the most
direct route from
Jacksonville to Miami and
provides intermodal drayage
services in the Southeast
U.S.
• Real estate development
company that develops, owns
manages, leases, acquires and
sells commercial and industrial
properties located in Florida,
primarily Jacksonville, Orlando,
Lakeland, Sunrise and Miami
Florida East Coast
Railway, L.L.C.
(“FECR”)
RAILROAD REAL ESTATE
Flagler
Development
Company
(“FLAGLER”)
Company Snapshot
• Listed on NYSE: FLA
• Market Capitalization $1.8B
(as of 3/31/06)
• Shares Outstanding: 33.3M
(as of 3/31/06)
• Annual Dividend: $0.24
• Current Stock Price: $55.08

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Florida East Coast Industries, Inc.
Forward-Looking Statements
This presentation and news release contains forward-looking statements within the meaning of Section 27A of the
Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.  These forward-looking statements include the Company's present expectations or beliefs concerning future events. These statements may be identified by the use of words like "plan," "expect," "aim," "believe," "project," "anticipate,"
"intend," "estimate," "will," "should," "could," "may", and other expressions that indicate future events and trends.
Such forward-looking statements may include, without limitation, statements concerning future capital needs and sources of such capital funding, statements concerning future intentions with respect to the payment of dividends, execution of a share repurchase program, and other potential capital distributions, ability to reinvest (tax deferred)
sales proceeds into qualifying §1031 properties, future growth potential of the Company’s lines of business, performance of the
Company’s
product offerings, timing and ability to close on the Codina acquisition and related interests and other similar expressions concerning matters that are not historical facts, and projections relating to the
Company’s financial results. The Company cautions that such statements are necessarily based on certain assumptions, which are subject to risks and uncertainties that could cause actual results to materially differ from those contained in these forward-looking statements. Important factors that could cause such differences include, but are not limited to, the changing general economic conditions (particularly in the state of Florida, the southeast US and the Caribbean) as they relate to economically sensitive products in freight service and building rental activities; ability to manage through economic recessions or downturns in
customers’
business cycles; ability to pass through fuel
surcharges to customers; ability to add capacity to support increase in volume or maintain fluidity to railway; changes in the ability of the Company to complete its financing plans, changes in interest rates, the settlement of future contractual obligations as estimated in time and amount; changes in insurance markets; natural events such as weather conditions, hurricanes, floods, earthquakes and forest fires; discretionary government decisions affecting the use of land and delays resulting from weather conditions and other natural occurrences, like hurricanes, that may affect construction or cause damage to assets; the ability of buyers to terminate contracts to purchase real estate from the Company prior to the expiration of inspection periods; failure or inability of third parties to fulfill their commitments or to perform their obligations under agreements; failure of one or all parties to meet requirements, terms and conditions for closing; ability to complete transactions within a specified time frame; costs and availability of land and construction materials; buyers’
inability or unwillingness to close transactions, particularly where buyers only forfeit deposits upon failure to close; likely impact of interim or final orders related to mining activities in South Florida issued by courts or regulatory agencies including the United States District Court and the US Army Corps of
Engineers;  and other risks inherent in the real estate and other businesses of the Company.  Further information on these and other risk factors is included in the Company's filings with the Securities and Exchange Commission, including the Company's most recently filed Forms 10-K and 10-Q.  The Company assumes no obligation to update the information contained in this presentation and news release, which speaks only as of its date.

| 4 Adolfo Henriques Chairman, President & CEO FLORIDA EAST COAST INDUSTRIES, INC.

| 5 First Quarter Overview • Railway • Revenues increased 19% • Operating profit increased 26% • Operating ratio improved to 71.9% • Solid volume growth • Pricing environment is strong

| 6
First Quarter Overview
•
Real Estate
•
Rental and services revenues increased 14%
•
Rental properties operating profit before
depreciation & amortization increased 9%
•
456,000 square feet of new building starts
•
Overall occupancy remained at 95%

1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06

Florida East Coast
INDUSTRIES

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Railway – Increased Aggregate
Volumes and Revenues
•
Aggregate volume up 9% and
revenue up 18%
•
Significant increases in State
funding for infrastructure
•
Third largest producer of
aggregate
•
60% of its annual aggregate
needs
•
Recent ruling affecting rock
mining in South Florida could
impact aggregate business
Aggregate Revenues 2003-2006(1st Qtr)
10,500
13,000
15,500
18,000
20,500
Revenues

1Q03
2Q03
3Q03
4Q03
1Q04
2Q04
3Q04
4Q04
1Q05
2Q05
3Q05
4Q05
1Q06

Florida East Coast
INDUSTRIES

| 8
Railway – Continued Intermodal Growth
•
Intermodal volume up 6% and
revenue up 21%
•
Florida’s shape and growth
supports rail transportation
• Rail provides a direct, more
cost-effective transportation
solution
•
Florida is an international hub
• Exclusive access to ports
provides clear competitive
advantage
Intermodal  Revenues 2003-2006(1st Qtr)
10,000
12,000
14,000
16,000
18,000
20,000
22,000
24,000
26,000
28,000
30,000
Revenues

| 9
Rinker
White
Rock
Railway Accomplishments
•
New Medley Rock Yard opened February 20, 2006
Titan
Aerial View of Medley Rock Yard and Quarries Aerial View of New Medley Rock Yard
(located in Miami-Dade)

FLAGLER

DEVELOPMENT COMPANY

Florida East Coast

INDUSTRIES

| 10 Flagler Development Company Doral Concourse, Doral, FL

| 11 Flagler Development Pipeline • Overall Occupancy: 95% • 674,000 square feet in lease-up • 64% leased • 575,000 square feet under construction • 800,000 square feet in pre-development

| 12 Flagler Development Activity • Lakeside Two fully leased • Construction commenced on Lakeside One Lakeside Two At Flagler Center, Jacksonville, FL

| 13
Flagler Development Activity
•
Building 27 in Flagler Station completed in April 2005 is now
100% occupied
•
Building 25 in Flagler Station completed in December 2005 is
29% leased
•
Construction of Buildings 28 & 29 recently commenced
Building 27 at Flagler Station, Miami, Florida

| 14
Codina Group
•
Closing acquisition today
•
Creates an outstanding development landbank in
Florida amid a shrinking supply of available land
•
Codina Group is a well-established and industry-
leading operating company
•
Interests in real estate ventures with key partners
and proven track records
•
Armando Codina joins FECI as President and CEO
of Flagler Development and Codina Group and will
join FECI’s Board of Directors

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Codina Group
•
Codina Group entitlement and development
progress
•
County Commission vote to include Beacon
Countyline in the Urban Development Boundary
•
Over 5 million square feet of industrial space
planned
•
Started construction on Building 7 in Beacon Lakes
•
Started construction on the Coral Gables Office
Building

| 16
First Quarter Land Sales
2.9 22.6 25.5
Southmark –
Orlando
10.6 30.4 41.0
Flagler Realty Sales
3.2 0.2 3.4
Railway Realty Sales
$13.8 $30.6 $44.4
Pulte Homes –
Flagler Center
Citicorp –
Flagler Center
(In Millions)
11.4
$ 4.1
Realty Sales
Revenue
5.2
$ 2.6
Cost
6.2
$ 1.5
Operating
Profit

| 17 Daniel H. Popky Chief Financial Officer FLORIDA EAST COAST INDUSTRIES, INC.

| 18 FLORIDA EAST COAST RAILWAY

| 19 Railway Revenue Growth $56.5 $67.1 $5.1 $0.7 $4.8 Q1 2005 Carload Intermodal All Other Q1 2006 First Quarter - in Millions +15.7% +20.7% +58.4% +18.6%

| 20 Railway Revenue Growth Detail $56.5 $67.1 $3.7 $3.9 $3.0 Q1 2005 Volume Rate & Mix Fuel Recovery Q1 2006 First Quarter - in Millions +6.4% +6.9% +5.3% +18.6%

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Commodity Revenue Growth
Q1 2006 vs Q1 2005 Variance
18.6%
20.7%
8.8%
17.9%
4.5%
3.3%
21.4%
13.8%
18.0%
Railway Segment Revenue Growth
Intermodal
Other Carload
Paper & Lumber
Chemicals & Distillants
Foodstuffs & Kindred
Vehicles
Construction Materials
Aggregate

| 22
$15.0
$18.8
$20.4
$24.3
2005 2006 2005 2006
Railway Profit Growth
Operating
Profit
Operating Profit
before Depreciation*
*See page 37 for reconciliation of non-GAAP measures
25.5%
19.3%
First Quarter – In Millions

| 23 Railway Operating Ratio First Quarter 2003 2004 2005 2006 80.1% 77.1% 73.5% 71.9%

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2005 2006
Railway 2006 Outlook
Revenues
Operating Profit
(1) Excludes insurance recoveries related to Hurricane Wilma
Full Year – In Millions
9-14%
13-18%
2005 2006
$237.9
$260-$270
$63.7
$72-$75 (1)

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Railway Capital Expenditures
0
10
20
30
40
50
2002 2003 2004 2005 2006 Outlook
$30
$27
$30
$39
(1)
$48-$53
Maintenance capital
Productivity & growth capital
*
*Before the purchase of any strategic land parcels to be used for industrial development
(1)Productivity and growth capital includes $5.1 of land purchased for future development
(in millions)

| 26 FLAGLER DEVELOPMENT COMPANY Office Building in Lease-Up, SouthPark Center, Orlando, FL

| 27 Q1 2005 Same Store New in ‘05 Q-1 2006 All Other First Quarter - in Millions Flagler Rental & Services Revenue Growth $0.2 $23.5 +14.3% $2.6 $0.1 $20.6

| 28
Q1
2005
Same
Store
New in
‘05
Q1
2006
First Quarter - in Millions
$14.4
+8.8%
$1.6
($0.4)
$13.3
Flagler Rental Properties Operating Profit Before Depreciation
& Amortization* Growth
* See page 37 for reconciliation of non-GAAP measures.

Square Feet Leased (in thousands)
Overall Occupancy

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Flagler Occupancy and
Leasing Activity
(1)  2003 and 2004 leasing activity represents quarterly averages.
295
178
385
145
371
226
544
92.5%
94.2%
95.0%
95.1%
95.2%
94.7%
87.2%
0
100
200
300
400
500
600
2003(1) 2004(1) 1Q05 2Q05 3Q05 4Q05 1Q06
84.0%
86.0%
88.0%
90.0%
92.0%
94.0%
96.0%
Square Feet Leased Overall Occupancy

Square Feet (in thousands)
% of Total Portfolio

Florida East Coast Industries

| 30
Flagler Lease Expirations
610
951
1,036
2,187
1,673
575
8.7%
13.5%
23.8%
31.1%
14.7%
8.2%
0
600
1200
1800
Remainder
2006
2007 2008 2009 2010 2011+
0.0%
5.0%
10.0%
15.0%
20.0%
25.0%
30.0%
Total Square Feet Expiring % of Total Portfolio

| 31
4 - 9%
Flagler 2006 Outlook¹
Rental &
Services
Revenues
Operating Properties
Operating Profit before
Depreciation &
Amortization*
(1) Excludes results from the Codina acquisition and impact to be recorded in 2006 related to Hurricane Wilma
* See page 37 for reconciliation of non-GAAP measures
Full Year – In Millions
5 - 11%
Operating
Properties
Operating Profit
2005 2006
2005 2006
2005 2006
$87.4
$92-$97
$55.8
$58-$61
$27.6
$27-$30

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0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
2002 2003 2004 2005 2006
Outlook*
Existing Operating Properties Infrastructure
Acquisition New Building Construction
$27.0
$75.0
$80.0
$132.7
$80-$90
(in millions)
Flagler Capital Expenditures
* Before any acquisition capex

| 33 FLORIDA EAST COAST INDUSTRIES, INC.

| 34
Condensed Consolidated Statements of Cash Flows
$56.2 $107.9 Cash and cash equivalents at end of period
126.2 76.0 Cash and cash equivalents at beginning of period
(70.0) 31.9 Net increase (decrease) in cash and cash equivalents
(1.6) 3.4 Net cash provided by (used in) financing activities
1.2 6.7 Other
(1.6) (2.0) Payment of dividends
(1.2) (1.3) Payment of debt
Cash flows from financing activities
(92.1) 3.2 Net cash provided by (used in) investing activities
4.9 45.1 Proceeds from disposition of assets
(97.0) (41.9) Purchases of properties
Cash flows from investing activities
$ 23.7 $ 25.3 Net cash generated by operating activities
2005 2006 (in millions)
Quarter Ended
March 31

| 35 Adolfo Henriques Chairman, President & CEO FLORIDA EAST COAST INDUSTRIES, INC.

| 36
Looking Forward
.
• Florida economy remains strong
• Strategic position provides strong competitive advantage
• Expect record results for Railway and rental properties
• Codina acquisition enhances our real estate capabilities,
adds to asset base and strengthens our team
• Railway management team focused on a safe, profitable
railway
• Real estate team focused on capturing demand and
maximizing property values through entitlement process

| 37
Reconciliation of Non-GAAP
to GAAP Measures
$13.6
6.1
7.2
$20.4
5.4
$15.0
Q105
$14.4
7.2
7.2
$24.3
5.5
$18.8
Q106
$85.5 $67.5 $62.6 $59.9
Railway Segment’s
operating profit before
depreciation
$58-$61 $55.8 $44.8 $40.1 $38.8
Rental properties’
operating profit before
D&A expense
31 28.2 $23.1 22.3 20.6
Rental properties’
D&A
expenses
$27-30 $27.6 $21.7 $17.8 $18.2
Flagler’s rental
properties’
operating
profit
$72-75
2006
21.8
$63.7
2005
Railway Segment’s –
depreciation expense
Railway Segment’s
operating profit
(in millions)
17.7
$42.2
2002
19.6
$43.0
2003
20.2
$47.3
2004